Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contact:	Media Relations Contact:
Dave Spille VP, Investor Relations Deltek, Inc. 703.885.9423 davespille@deltek.com	Warren Brown VP, Strategic Communications Deltek, Inc. 703.885.9746 warrenbrown@deltek.com

DELTEK REPORTS FIRST QUARTER 2008 FINANCIAL RESULTS

First Quarter Total Revenue Increases 11% Year-over-Year

HERNDON, Va. – May 8, 2008 – Deltek, Inc. (Nasdaq: PROJ), the leading provider of enterprise applications software for project-focused businesses, today announced financial results for its first quarter ended March 31, 2008.

Total revenue for the first quarter was $69.4 million, an increase of 11% from the first quarter of 2007. License revenue for the first quarter was $17.0 million, a decrease of 14% from the prior year period, while consulting services revenue increased 31% to $24.3 million, and maintenance and support revenue increased 17% to $28.1 million.

GAAP net income for the first quarter of 2008 was $4.0 million, or $0.09 per diluted share, compared to $5.1 million, or $0.12 per diluted share, in the first quarter of 2007. Non-cash stock-based compensation expenses increased $1.4 million from the prior year period and were a significant contributor to the decrease in Q1 2008 GAAP net income from the prior year.

Non-GAAP net income for the first quarter of 2008 was $6.1 million, or $0.14 per diluted share, compared to $6.5 million, or $0.16 per diluted share, in the first quarter of 2007. Non-GAAP net income excludes the net-of-tax impact of stock-based compensation, retention payments associated with the Company’s 2005 recapitalization, amortization of acquired intangible assets and New Mountain Capital fees.

“While we were pleased with our strong consulting services and maintenance revenues and our ability to deliver strong non-GAAP operating income, our Q1 license revenue was below our expectations,” said Kevin Parker, president and CEO of Deltek. “Although our overall government contracting business met our objectives for the quarter, the changing U.S. macroeconomic environment resulted in purchasing delays and elongated sales cycles with our A&E and professional services customers as the quarter ended. We also experienced some execution challenges that adversely impacted our license revenue during the quarter.”

“We are actively managing the execution issues and our outlook for the remainder of 2008 remains optimistic. We believe our license revenue will be positively impacted by our new reseller partners, the implementation of Vision incentive programs and our continued momentum in the government contracting market.”

Key Developments

•

Since the beginning of the year, Deltek has added more than 20 new reseller business partners as we continue to grow our reseller partner network in order to expand our market presence. New partnership agreements include: Aktion Associates, Banks-Hill Systems, Bredet Services, Clifton Gunderson Solutions, FCA Technologies, The Fitzgerald Group, Forepoint, Anglin, Reichmann, Snellgrove & Armstrong, PD Enterprises, RICA Consulting Services Corporation, Tech BizSolutions, Rose Financial Services, Saggar & Rosenberg, Incorporating Technology, The Progressive Group, Information Systems Management, Noryan Consulting Services, RSM McGladrey, Software Link, Solution Strategists, SouthTech Solutions, Strategies Group and Synergy Plus Solutions.

•

In Q1, Deltek announced two significant wins in the European market with RMJM, one of the world’s largest architectural practices, and Buro Four, a rapidly growing property and construction project management consultancy. RMJM will implement Deltek’s Vision product across fifteen locations in Europe, Asia, the Middle East and the US – replacing all current systems. Buro Four is utilizing Vision to gain real-time access to project data and cash flow information, so that it can better manage project risk and facilitate its plans for continued rapid expansion.

•

In the first quarter, Deltek released the newest versions of its Costpoint product family—Costpoint 6.1, Time & Expense 8.0 and GovWin 5.1—to further strengthen its industry-leading solution designed for complex project-driven organizations. New functionality added to the Costpoint product family includes multi-currency enhancements, improved management of performance based award fees, out-of-the-box credit card expense imports and automation of the processes for the pursuit of new business. In addition to offering new functionality, these new releases will help project-focused organizations drive compliance, increase profitability, improve decision making and win new business.

•

Deltek also recently announced the Consulting Edition of Vision, which contains new features and capabilities designed specifically for the unique project-focused needs of consulting firms. This product was developed by utilizing Deltek’s more than 25 years of experience and gathering extensive input from hundreds of consulting services firms. The Consulting Edition of Vision brings to market mission-critical functionality for the consulting industry by adding new resource planning capabilities, workforce optimization solutions and industry specific analytical capabilities to its broad suite of products.

Conference Call Information

Deltek will host a conference call at 5:00 p.m. Eastern Time today to discuss the Company’s first quarter results. To access this call, dial 1-877-381-6419 in North America and 1-706-643-9496 outside North America. The conference call also will be available via webcast at http://investor.deltek.com. Those unable to participate in the live call may hear a rebroadcast by dialing 1-800-642-1687 in North America and 1-706-645-9291 outside North America. The confirmation number is 43441906. The rebroadcast and the webcast will be available for replay through May 15, 2008.

About Deltek

Deltek (NASDAQ: PROJ) is the leading provider of enterprise applications software designed specifically for project-focused businesses. For more than two decades, our software applications have enabled organizations to automate mission-critical business processes around the engagement, execution and delivery of projects. More than 12,000 customers worldwide rely on Deltek to measure business results, optimize performance, streamline operations and win new business. For more information, visit www.deltek.com.

Use of Non-GAAP Financial Measures

This press release and the related conference call described above contain certain non-GAAP financial measures, including non-GAAP net income, non-GAAP operating income and adjusted EBITDA. The Company defines non-GAAP net income as GAAP net income before the net-of-tax impact of stock-based compensation, retention payments associated with the Company’s 2005 recapitalization, amortization of acquired intangible assets and New Mountain Capital fees. Non-GAAP operating income is defined as GAAP operating income before the pre-tax impact of stock-based compensation, retention payments associated with the Company’s 2005 recapitalization, amortization of acquired intangible assets and New Mountain Capital fees. Adjusted EBITDA is defined as GAAP net income before interest expenses (net of interest income), provision for income taxes, depreciation, amortization, stock-based compensation, retention payments associated with the Company’s 2005 recapitalization and New Mountain Capital fees.

The Company believes that the presentation of these non-GAAP financial measures provides useful information to its investors and lenders because these measures enhance their overall understanding of the Company’s financial performance and the prospects for the future of the Company’s ongoing business operations. The Company believes that by reporting these measures, it provides insight and consistency in its financial reporting and presents a basis for comparison of its business operations between current, past and future periods. In addition, the measures provide a basis for the Company to compare its financial results to those of other comparable publicly traded companies and are used by its management team to plan and forecast its business.

Adjusted EBITDA is also used as the basis for the Company’s calculations to determine compliance with its debt covenants and to assess its ability to borrow additional funds to finance or expand its operations.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance which are prepared in accordance with U.S. GAAP and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliations of our GAAP to non-GAAP net income and adjusted EBITDA, which are set forth below.

Forward-Looking Statements

This press release and related conference call contain forward-looking statements that involve substantial risks and uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There will be events in the future, however, that we are not able to predict accurately or control. Our actual results may differ materially from the expectations we describe in our forward-looking statements. Factors or events that could cause our actual results to materially differ may emerge from time to time, and it is not possible for us to accurately predict all of them. Before you invest in our common stock, you should be aware that the occurrence of any such event or of any of the additional events described as risk factors in the Company’s filings with the Securities and Exchange Commission could have a material adverse effect on our business, results of operation and financial position. Any forward-looking statement made by us in this press release or related conference call speaks only as of the date on which we make it. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

DELTEK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2008	2007
REVENUES:
Software license fees	$17,007	$19,810
Consulting services	24,266	18,489
Maintenance and support services	28,065	23,969
Other revenues	16	197

Total revenues	69,354	62,465

COST OF REVENUES:
Cost of software license fees	1,580	2,219
Cost of consulting services	20,163	15,498
Cost of maintenance and support services	5,627	3,866
Cost of other revenues	232	178

Total cost of revenues	27,602	21,761

GROSS PROFIT	41,752	40,704

Research and development	11,391	10,236
Sales and marketing	12,303	10,528
General and administrative	7,561	7,119

Operating expenses	31,255	27,883

INCOME FROM OPERATIONS	10,497	12,821
Interest income	257	92
Interest expense	(3,474)	(4,598)
Other (expense) income, net	(37)	86

INCOME BEFORE INCOME TAXES	7,243	8,401
Income tax expense	3,222	3,297

NET INCOME	$4,021	$5,104

EARNINGS PER SHARE
Basic	$0.09	$0.13

Diluted	$0.09	$0.12

COMMON SHARES AND EQUIVALENTS OUTSTANDING
Basic weighted average shares	43,058	39,408

Diluted weighted average shares	44,406	40,904

DELTEK, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

(unaudited)

	March 31,	December 31,
	2008	2007
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$35,364	$17,091
Accounts receivable, net of allowance of $2,421 and $2,866 at March 31, 2008
and December 31, 2007, respectively	47,305	55,663
Deferred income taxes	4,934	5,027
Prepaid expenses and other current assets	6,435	7,104

TOTAL CURRENT ASSETS	94,038	84,885
PROPERTY AND EQUIPMENT, NET	15,149	13,575
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, NET	2,080	2,399
LONG-TERM DEFERRED INCOME TAXES	1,987	354
INTANGIBLE ASSETS, NET	12,142	13,132
GOODWILL	50,572	50,082
OTHER ASSETS	3,107	3,253

TOTAL ASSETS	$179,075	$167,680

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Current portion of long-term debt	$996	$498
Accounts payable and accrued expenses	31,208	33,310
Accrued liability for redemption of stock in recapitalization	569	569
Deferred revenues	25,865	22,046
Income taxes payable	3,241	729

TOTAL CURRENT LIABILITIES	61,879	57,152
LONG-TERM DEBT	192,317	192,815
OTHER TAX LIABILITIES	744	551
OTHER LONG-TERM LIABILITIES	3,558	3,350

TOTAL LIABILITIES	258,498	253,868

STOCKHOLDERS’ DEFICIT:
Preferred stock, $0.001 par value—authorized, 5,000,000 shares; issued and outstanding, 0 and 100 shares at March 31, 2008 and December 31, 2007,
respectively	–	–
Common stock, $0.001 par value—authorized, 200,000,000 shares; issued and outstanding, 43,079,835 and 43,046,523 shares at March 31, 2008 and
December 31, 2007, respectively	43	43
Class A common stock, $0.001 par value—authorized, 100 shares; issued and
outstanding, 100 and 100 shares at March 31, 2008 and December 31, 2007, respectively		–
Additional paid-in capital	170,257	167,527
Accumulated deficit	(249,403)	(253,424)
Accumulated other comprehensive income	(320)	(334)

TOTAL STOCKHOLDERS’ DEFICIT	(79,423)	(86,188)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$179,075	$167,680

DELTEK, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,021	$5,104
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for doubtful accounts	48	608
Depreciation and amortization	2,343	2,110
Amortization of debt issuance costs	198	220
Stock-based compensation expense	2,297	905
Employee stock purchase plan expense	67	–
Loss on disposal of fixed assets	64	–
Deferred income taxes	(1,538)	(593)

Change in assets and liabilities:
Accounts receivable, net	8,338	(28)
Prepaid expenses and other assets	(896)	(2,288)
Accounts payable and accrued expenses	(1,426)	(1,690)
Income taxes payable/receivable	2,522	633
Other tax liabilities	193	–
Other long-term liabilities	(110)	(34)
Deferred revenues	4,111	2,440

Net Cash Provided by Operating Activities	20,232	7,387

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired	—	(500)
Purchase of property and equipment	(2,066)	(702)
Capitalized software development costs	—	(208)

Net Cash (Used in) Investing Activities	(2,066)	(1,410)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock	–	37
Proceeds from exercise of stock options	72	–
Proceeds from issuance of stock under employee stock purchase plan	305	–
Offering costs paid for 2007 sale of common stock in initial public offering	(275)	–
Redemption of stock and stockholder payments in recapitalization	–	(4,780)
Proceeds from the issuance of debt	–	7,500
Repayment of debt	–	(8,537)

Net Cash Provided by (Used in) Financing Activities	102	(5,780)

IMPACT OF FOREIGN EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	5	(8)

NET INCREASE IN CASH AND CASH EQUIVALENTS	18,273	189

CASH AND CASH EQUIVALENTS––Beginning of period	17,091	6,667

CASH AND CASH EQUIVALENTS––End of period	$35,364	$6,856

DELTEK, INC.

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2008	2007
Net Income (GAAP Basis)	$4,021	$5,104
Income Tax Expense	3,222	3,297

Pre-Tax Income (GAAP Basis)	$7,243	$8,401
Adjustments:
NMC Advisory and Transaction Fees	—	125
Stock-based Compensation	2,297	905
Recapitalization Retention Expense	169	206
Amortization of Acquired Intangibles	1,004	1,018

Adjusted Pre-Tax Income	10,713	10,655

Less: Adjusted Income Tax Expense	4,589	4,185

Non-GAAP Net Income	$6,124	$6,470

Non-GAAP Earnings Per Share (diluted)	$0.14	$0.16

Weighted Average Shares	44,406	40,904

RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2008	2007
Operating Income—GAAP	$10,497	$12,821
Plus: Stock-based Compensation and Recapitalization Retention Expense	2,466	1,111
Plus: Amortization of Acquired Intangibles	1,004	1,018
Plus: NMC Advisory and Transaction Fees	—	125

Operating Income—Non-GAAP	$13,967	$15,075

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2008	2007
Net Income (GAAP Basis)	$4,021	$5,104
NMC Advisory and Transaction Fees	—	125
Stock-based Compensation	2,297	905
Recapitalization Retention Expense	169	206
Depreciation	1,020	701
Amortization	1,323	1,409
Interest Expense, net	3,217	4,506
Income Tax Expense	3,222	3,297

Adjusted EBITDA	$15,269	$16,253

STOCK-BASED COMPENSATION AND RECAPITALIZATION RETENTION EXPENSES

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2008	2007
Cost of Software License Fees	$1	$1
Cost of Consulting Services	402	198
Cost of Maintenance and Support Services	261	31
Research and Development	534	277
Sales and Marketing	464	204
General and Administrative	804	400

Total	$2,466	$1,111

AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2008	2007
Cost of Software License Fees	$430	$426
Cost of Consulting Services	19	—
Cost of Maintenance and Support Services	—	—
Research and Development	—	—
Sales and Marketing	537	574
General and Administrative	18	18

Total	$1,004	$1,018

AMORTIZATION AND DEPRECIATION EXPENSES

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2008	2007

Cost of Software License Fees	$751	$819
Cost of Consulting Services	358	226
Cost of Maintenance and Support Services	129	77
Research and Development	256	195
Sales and Marketing	731	702
General and Administrative	118	91

Total	$2,343	$2,110